Exhibit 10.10

Proxy Agreement

This Proxy Agreement (the “Agreement”) is made and entered into by and among the following parties on July 16, 2021 in Huangpu District, Shanghai:

Party A I: Shanghai Zhenfan Business Consulting Center

Legal Representative: Chunjie Xu

Address: Room 147-65, Building 3, 2111 Beiyan Highway, Chongming District, Shanghai

Party A II: Ningbo Meishan Free Trade Port Zone Xinsong Investment Management Partnership Enterprise (Limited Partnership)

Legal Representative: Chunjie Xu

Address: B-M0683, Room 401, Building 1, 88 Qixing Road, Meishan, Beilun District, Ningbo, Zhejiang Province

Party A III: Ningbo Meishan Free Trade Port Zone Chiying Investment Management Partnership Enterprise (Limited Partnership)

Legal Representative: Chunjie Xu

Address: B-M0684, Room 401, Building 1, 88 Qixing Road, Meishan, Beilun District, Ningbo, Zhejiang Province

Party A IV: Tianjin Haitai Gebi Enterprise Management Consulting Partnership (Limited Partnership)

Executive Partner: Beijing Weifengtou Equity Investment Co., Ltd.

Address: Office A3009, Room 4-310, 2 Kangtai Avenue, Binhai Hi-Tech Park, Binhai Hi-Tech Industrial Development Area, Tianjin

Party A V: Guoxin Shengda Industrial Co., Ltd

Legal Representative: Bin Zhang

Address: Room 204, Building A, Hisense Wisdom Valley, 20 Zhuzhou Road, Laoshan District, Qingdao, Shandong Province

Party B (the “Entrusted Party”): Qingdao Zecan Information Technology Co., Ltd

Legal Representative: Chunjie Xu

Address: Room 301, 3/F, Qingdao Financial Center Mansion, 15 Miaoling Road, Laoshan District, Qingdao, Shandong Province

Party C: Shanghai Fendan Information Technology Co., Ltd (i.e., the “Target Company”)

Legal Representative: Chunjie Xu

Address: 15/F, 180 Tianjin Road, Huangpu District, Shanghai

Party A, Party B, and Party C are individually referred to as the “Party”, and collectively the “Parties”. Parties A I, II, III, IV, and V are collectively referred to as “Party A”, namely, the “Entrusting Party”.

WHEREAS

1. Party A holds 100% equity of Shanghai Fendan Information Technology Co., Ltd (the “Target Company”); and Party B is a limited liability company incorporated and validly existing under the laws of the People’s Republic of China.

2. Shanghai Fendan Information Technology Co., Ltd (the “Target Company”) is a limited liability company incorporated and validly existing under the laws of the People’s Republic of China.

3. Party A intends to entrust a person designated by Party B to exercise all of its shareholder’s rights in the Target Company, and Party B agrees to accept such entrustment.

NOW THEREFORE, in accordance with Chinese laws and regulations, on the principle of equality and mutual benefit, and through friendly consultations, the Parties further agree as follows:

Article 1 Scope of Entrustment

Party A hereby agrees to irrevocably entrust an entity or individual designated by Party B to exercise all of its shareholder’s rights at the Target Company’s shareholder meetings on its behalf in accordance with the Chinese laws and the articles of association of the Target Company. Party B agrees to accept the entrustment. The foregoing entrusted rights include, but are not limited to:

1.1 Convene, attend and preside over the shareholder meetings of the Target Company on behalf of Party A, and vote on all the resolutions at the said shareholder meetings in accordance with the Chinese laws and the articles of association of the Target Company;

1.2 Transfer, pledge or dispose of all the equity of the Target Company held by Party A or place any encumbrance on the said equity;

1.3 Collect shareholder dividends;

1.4 Attend judgment procedures related to shareholder’s rights or resolve disputes related to the shareholder’s rights of Party A as the litigation representative specially authorized by Party A;

1.5 Sign and execute all legal instruments related to the shareholder’s rights of Party A; and

1.6 Other matters related to the said shareholder’s rights.

Article 2 Exercise of Entrusted Rights and Transfer of Entrustment

Party B has the right to appoint an entity or individual at any time based on its own judgment to exercise the entrusted rights agreed in Article 1 without the approval or ratification of Party A, while Party B has the right to notify Party A of replacing its designated entity or individual at any time, and Party A shall cooperate to issue a corresponding power of attorney and any other necessary documents.

Article 3 Party A confirms that it will entrust the shareholder’s rights of the Target Company held by it to the entity or individual designated by Party B in accordance with the Agreement to exercise on behalf of it no matter how the equity structure of the Target Company changes.

Article 4 Term

The Term of entrustment (the “Term”) is from the effective date of the Agreement to the earliest of the following:

4.1 The date when Party A ceases to be the nominal or actual shareholder of Party B;

4.2 The date when Party B requests in writing to terminate the entrustment; or

4.3 The date when the assets and qualifications of the Target Company have been fully transferred to Party B or any entity or individual designated by Party B.

Article 5 Effect of Trusted Acts

All acts performed by Party B for the purpose of fulfilling its entrusted duties agreed herein shall be deemed as the acts of Party A, and all documents signed by Party B for the said purpose shall be deemed to have been signed by Party A, while Party A hereby confirms and approves the said acts of Party B and assumes any and all consequences incurred thereof.

Article 6 Early Termination

Party A shall not unilaterally terminate or cancel the Agreement during the Term, but Party B has the right to terminate the Agreement by sending a written notice 10 (ten) working days in advance. Party A shall cooperate to complete all formalities and sign all documents (if any) required for such early termination.

Article 7 Non-transferable

Except with the prior written consent of Party B, Party A shall not transfer all or part of its rights and obligations hereunder to any third party; and Party A agrees that Party B may transfer all or part of its rights and obligations hereunder to any third party without the consent of Party A.

Article 8 Confidentiality

Unless required by any judicial or government order or with the prior written consent of Party B, each Party shall ensure that the Party itself, and any of its employees, representatives or partners, who have the right to access and know the terms of the Agreement, shall keep confidential anything in the Agreement, the existence of the Agreement, and the entrusted relationship between the Parties; otherwise, the breaching Party shall bear any and all legal liabilities incurred thereof. The confidentiality obligations stated in this article shall survive even after the termination of the Agreement.

Article 9 Liability for Breach of Contract

During the term of the Agreement, any Party who violates anything herein shall be deemed as a breach of contract, and the breaching Party shall bear any and all losses caused to the non-breaching Party.

Article 10 Severability

In the event that any provision in the Agreement is rendered invalid or unenforceable by laws and regulations, such provision(s) shall be null and void, but the validity of the remaining provisions shall not in any way be affected. In the event that the authorization or exercising stated in Article 1 herein cannot be fully realized for any reason whatsoever, the Parties shall immediately seek the closest alternative, and when necessary, sign any supplementary agreement or modify the terms of the Agreement to ensure that the purpose of the Agreement can be achieved.

Article 11 No Waiver

Any Party’s error or delay in exercising any of its rights hereunder does not constitute its waiver of the said right.

Article 12 Applicable Law

The Agreement shall be governed by the laws of the Chinese Mainland in terms of its signing, validity, understanding and execution as well as the resolution of any dispute arising from it.

Article 13 Dispute Resolution

Any dispute, controversy or claim arising from or in connection with the Agreement or its performance, interpretation, breach, termination or validity shall be resolved through friendly negotiation between the Parties. If such negotiation fails, the Parties agree to file the dispute in question with the competent court of the place where the Agreement is signed.

While the dispute is being resolved, the Parties shall continue to perform the remaining of the Agreement except for the matters in dispute.

Article 14 Effectiveness and Miscellaneous

The Agreement shall come into effect after all Parties have signed or affixed their seals on it. The Agreement is original in septuplicate, with each Party holding one, and all of such counterparts shall have the same force and effect.

(Signature Page)

Party A I (seal): Shanghai Zhenfan Business Consulting Center [Seal Affixed Here]

Party A II (seal): Ningbo Meishan Free Trade Port Zone Xinsong Investment Management Partnership Enterprise (Limited Partnership) [Seal Affixed Here]

Party A III (seal): Ningbo Meishan Free Trade Port Zone Chiying Investment Management Partnership Enterprise (Limited Partnership) [Seal Affixed Here]

Party A IV (seal): Tianjin Haitai Gebi Enterprise Management Consulting Partnership (Limited Partnership) [Seal Affixed Here]

Party A V (seal): Guoxin Shengda Industrial Co., Ltd [Company Seal Affixed Here]

Party B (seal): Qingdao Zecan Information Technology Co., Ltd [Compnay Seal Affixed Here]

Party C (seal): Shanghai Fendan Information Technology Co., Ltd [Company Seal Affixed Here]